Robinhood Financial LLC - Held NMS Stocks and Options Order Routing Public Report

Generated on Mon Jan 29 2024 19:01:07 GMT-0500 (Eastern Standard Time)

4th Quarter, 2023

October 2023

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	12.35	35.04	47.32	5.30

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	43.00	35.31	40.54	45.61	53.82	86,555.68	82.5119	127,718.45	71.0614	62,159.48	88.0234	40,557.79	38.6476
CITADEL SECURITIES LLC	29.79	23.84	28.19	32.14	33.36	75,230.46	48.0873	107,737.13	42.3033	57,127.17	54.0842	41,674.78	39.7040
G1 Execution Services, LLC	14.06	28.11	19.72	7.43	3.16	86,276.62	77.7203	50,495.36	38.0467	8,495.70	38.5783	3,453.30	46.1004
Jane Street Capital	9.47	6.74	7.16	12.77	1.53	47,549.58	59.3680	63,912.58	48.1214	37,380.50	68.4629	1,845.69	36.6077

Material Aspects:

Virtu Americas, LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

CITADEL SECURITIES LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

G1 Execution Services, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Jane Street Capital:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

October 2023

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	11.26	36.86	48.73	3.15

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	35.39	30.60	32.80	37.79	45.74	528,349.58	13.8377	688,228.26	7.6460	320,174.50	8.0202	120,955.83	11.7341
Virtu Americas, LLC	27.66	23.21	26.71	29.12	31.96	324,711.19	12.9599	413,747.75	7.1840	223,865.65	7.5998	64,354.75	10.8195

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Jane Street Capital	26.15	23.39	25.79	28.24	7.82	501,436.41	11.9885	615,848.66	6.3215	336,032.62	7.2567	19,899.74	9.4627
G1 Execution Services, LLC	5.80	12.97	7.94	2.71	3.00	237,710.52	12.2929	157,054.41	7.2820	31,280.83	8.0129	9,387.20	8.7929

Material Aspects:

CITADEL SECURITIES LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Virtu Americas, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Jane Street Capital:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

G1 Execution Services, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

October 2023

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.00	35.52	45.90	18.58

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	37.59	30.39	35.92	36.47	43.56	406.48	44.3755	6,025,034.46	29.7398	3,573,555.50	35.3034	1,594,765.34	32.9610
Wolverine Execution Services, LLC	30.94	29.67	31.67	29.11	34.04	149.40	55.1292	4,111,823.26	30.6831	2,419,420.86	35.1254	1,097,007.51	33.9029
Dash/IMC Financial Markets	18.06	17.76	17.53	17.54	20.34	323.24	38.0730	3,146,379.70	28.4462	1,833,371.09	33.7178	965,490.59	33.7452
Morgan Stanley & Co., LLC	12.72	21.15	14.19	16.18	1.36	274.76	49.9564	2,999,528.35	29.2602	1,845,857.66	35.4108	39,785.37	28.1680

Material Aspects:

CITADEL SECURITIES LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Wolverine Execution Services, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Dash/IMC Financial Markets:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Morgan Stanley & Co., LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

November 2023

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	15.04	32.04	46.28	6.64

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	42.35	37.79	41.39	43.45	49.72	95,072.25	79.8775	124,470.60	64.9655	61,959.51	75.0613	40,823.76	37.1861
CITADEL SECURITIES LLC	33.00	28.43	31.81	34.65	37.58	81,049.75	49.2789	104,846.01	41.1820	47,874.37	44.0155	36,855.70	35.6514
Jane Street Capital	10.05	7.15	8.08	13.57	1.59	50,914.58	52.5019	66,677.27	46.7959	35,252.10	54.4069	1,954.25	38.2958
G1 Execution Services, LLC	10.03	19.52	13.27	5.86	2.01	49,562.80	66.0504	26,848.74	31.9401	6,171.02	34.0033	1,641.38	32.5093

Material Aspects:

Virtu Americas, LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

CITADEL SECURITIES LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Jane Street Capital:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

G1 Execution Services, LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

November 2023

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	11.96	37.25	47.27	3.52

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/Received for Market Orders(cents per hundred shares)	Net Payment Paid/Received for Marketable Limit Orders(USD)	Net Payment Paid/Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	35.83	31.16	33.51	38.07	46.26	607,975.15	16.5132	767,168.36	9.1585	418,314.82	11.1814	157,524.90	13.2388
Virtu Americas, LLC	26.51	22.21	25.40	28.21	30.04	364,255.69	15.8599	459,310.41	8.1691	268,725.14	10.4049	78,972.77	12.8620
Jane Street Capital	25.88	22.06	25.46	28.56	7.41	567,057.81	13.3229	674,982.76	6.8366	408,696.65	9.2019	19,795.21	12.5305
Two Sigma Securities, LLC	5.83	11.20	7.56	2.50	14.00	197,507.92	9.6612	127,503.09	5.7135	29,450.40	8.3666	17,513.96	9.8287
G1 Execution Services, LLC	5.57	12.53	7.55	2.49	2.29	267,169.83	12.8929	170,936.68	6.9009	40,897.62	9.5360	8,754.10	11.3895

Material Aspects:

CITADEL SECURITIES LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Virtu Americas, LLC:

Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. Jane Street Capital: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. Two Sigma Securities, LLC: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. G1 Execution Services, LLC: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. November 2023 Options Summary Non-Directed Orders as % of All Orders Market Orders as % of Non-Directed Orders Marketable Limit Orders as % of Non- Directed Orders Non-Marketable Limit Orders as % of Non- Directed Orders Other Orders as % of Non-Directed Orders 100.00 0.01 35.78 46.82 17.40 Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	29.26	34.45	25.49	29.98	35.06	233.56	53.5688	5,457,316.95	32.0139	3,267,373.34	40.4004	1,265,825.29	35.0658
Wolverine Execution Services, LLC	27.13	26.22	27.54	25.18	31.53	513.52	46.4304	4,081,014.51	30.9702	2,262,140.16	36.9181	940,486.10	34.6155
Dash/IMC Financial Markets	24.14	18.08	24.60	22.77	26.91	92.20	56.2195	3,828,220.54	29.6986	2,161,949.75	36.2610	881,872.38	34.9773
Morgan Stanley & Co., LLC	14.76	16.29	17.71	17.32	1.79	61.64	54.0702	3,434,175.63	30.3930	2,008,941.65	37.7083	47,725.14	31.2374

Material Aspects:

CITADEL SECURITIES LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Wolverine Execution Services, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Dash/IMC Financial Markets:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Morgan Stanley & Co., LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

December 2023

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	15.66	32.76	43.49	8.08

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	41.87	35.86	40.38	44.54	45.21	99,648.42	53.4371	108,282.39	40.8418	42,305.43	39.6611	50,945.17	32.6899
Virtu Americas, LLC	32.63	27.39	31.06	34.93	36.72	78,458.62	73.5833	92,877.83	57.2091	37,990.85	58.9505	46,249.62	36.5427
G1 Execution Services, LLC	9.31	17.43	12.61	5.37	1.43	54,457.88	65.5112	29,432.08	33.0172	6,486.00	35.4250	2,072.71	42.4294
Two Sigma Securities, LLC	8.30	13.23	9.58	4.17	15.83	40,829.58	65.3666	21,895.92	32.9927	5,499.81	32.8468	2,834.35	39.8322
Jane Street Capital	7.81	5.93	6.28	10.95	0.80	43,473.22	55.1894	47,958.68	44.0974	24,670.07	49.4229	1,372.86	35.3970

Material Aspects:

CITADEL SECURITIES LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Virtu Americas, LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

G1 Execution Services, LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Two Sigma Securities, LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Jane Street Capital:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

December 2023

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	13.24	37.98	44.35	4.44

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	41.94	36.19	39.09	45.22	50.82	824,625.42	14.5357	967,439.22	7.3304	477,632.69	8.2336	227,091.90	14.3902
Jane Street Capital	23.06	19.44	23.61	25.46	5.18	649,783.74	7.2361	759,648.23	3.3885	414,534.26	3.9636	22,898.22	6.5930
Virtu Americas, LLC	21.17	17.35	19.75	23.37	22.80	429,148.58	7.1796	516,357.08	3.5098	283,350.79	3.7946	118,664.60	9.2310
Two Sigma Securities, LLC	8.86	16.19	11.15	3.65	19.53	349,879.27	7.6512	218,596.29	3.7018	49,957.20	5.4432	30,750.46	5.6932

Material Aspects:

CITADEL SECURITIES LLC:

Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. Jane Street Capital: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. Virtu Americas, LLC: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. Two Sigma Securities, LLC: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. December 2023 Options Summary Non-Directed Orders as % of All Orders Market Orders as % of Non-Directed Orders Marketable Limit Orders as % of Non- Directed Orders Non-Marketable Limit Orders as % of Non- Directed Orders Other Orders as % of Non-Directed Orders 100.00 0.01 34.53 48.73 16.72 Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	32.69	27.56	31.44	31.77	37.96	970.09	29.0359	6,418,769.62	31.1844	3,688,901.59	38.2215	1,389,676.19	33.9695
Wolverine Execution Services, LLC	27.08	25.61	27.85	25.09	31.31	489.23	39.6780	4,017,639.08	31.4368	2,360,931.25	37.4729	946,990.45	35.4980
Dash/IMC Financial Markets	16.84	13.13	16.10	16.30	19.92	285.56	30.5085	3,422,460.69	29.0059	2,012,652.00	35.1364	855,779.78	35.8106
Morgan Stanley & Co., LLC	14.30	24.13	15.84	17.55	1.65	709.16	51.0554	3,558,331.58	33.0030	2,329,218.94	40.2532	52,669.15	33.2837
Global Execution Brokers, LP	9.09	9.56	8.77	9.30	9.16	295.20	48.0782	1,748,779.22	31.3071	1,069,521.50	38.3181	336,650.66	34.6924

Material Aspects:

CITADEL SECURITIES LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Wolverine Execution Services, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Dash/IMC Financial Markets:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Morgan Stanley & Co., LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Global Execution Brokers, LP:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

With respect to each section of this report, provided pursuant to SEC Regulation NMS Rule 606(a), the SEC has exempted broker-dealers from disclosing execution venues that received less than 5% of the non-directed orders covered by the section, provided that the section discloses the execution venues that, in aggregate, received at least 90% of such non-directed orders.

Prior reports, as well as the XML version of this report, can be found at: https://public.s3.com/rule606/crfn/